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                                                                    EXHIBIT 10.1

                        SECOND AMENDMENT TO THIRD AMENDED
                    AND RESTATED LOAN AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 1st day of September, 2004, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation ("American Tire"), THE SPEED MERCHANT, INC., a California corporation ("Speed Merchant"), T.O. HAAS HOLDING CO., INC., a Nebraska corporation ("Haas Holding"), T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation ("Haas Tire"), TEXAS MARKET TIRE HOLDINGS I, INC., a Texas corporation ("Holdings"), and TEXAS MARKET TIRE, INC., a Texas corporation doing business as Big State Tire Supply ("Big State"; American Tire, Speed Merchant, Haas Holding, Haas Tire, Holdings and Big State are collectively referred to herein as "Borrowers" and individually as a "Borrower"), the various financial institutions listed on the signature pages hereto ("Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (together with its successors in such capacity, "Syndication Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as documentation agent (together with its successors in such capacity, "Documentation Agent"), and FLEET CAPITAL CORPORATION, as administrative and collateral agent for the Lenders (together with its successors and assigns in such capacity, "Administrative Agent").

                                    RECITALS:

      Borrowers, Administrative Agent, Syndication Agent, Documentation Agent and Lenders are parties to a certain Third Amended and Restated Loan and Security Agreement dated as of March 19, 2004, as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated April 2, 2004, and as supplemented by that certain Joinder Agreement and Supplement to Loan Agreement dated July 30, 2004 (as at any time amended, modified, supplemented or restated, the "Loan Agreement") pursuant to which Lenders have made certain revolving credit loans to Borrowers.

      The parties desire to amend the Loan Agreement as hereinafter set forth.

      NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

      2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

            (a) By adding new definitions of "Restricted Subsidiary," "Target Tire," "Target Tire Lender," and "Target Tire Vendors" to Section 1.1 of the Loan Agreement, in proper alphabetical sequence, that read as follows:

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                  "Restricted Subsidiary" means Target Tire until Target Tire is joined to this Agreement pursuant to Section 9.10 hereof.

                  "Target Tire" means Target Tire, Inc., a North Carolina
            corporation.

                  "Target Tire Lender" means Wachovia Bank, National
            Association, a national banking association, in its capacity as the existing revolving credit lender to Target Tire.

                  "Target Tire Vendors" means Cooper Tire & Rubber Company,
            Michelin North America, Inc., Pirelli Armstrong Tire Corporation, Bridgestone/Firestone, Inc., and Bridgestone/Firestone North American Tire, LLC and each other vendor of Target Tire that has a Lien on any property of Target Tire.

            (b) By deleting the word "and" that is contained immediately prior to the phrase "(ii) Interest Rate Protection Agreements" in the definition of "Banking Relationship Debt" that is contained in Section 1.1 of the Loan Agreement, by deleting the period that is contained at the end of the definition of "Banking Relationship Debt," and by adding a new clause
      (iii) to the end of the definition of "Banking Relationship Debt" that reads as follows:

                  , and (iii) merchant or corporate credit or debit cards.

            (c) By deleting the word "and" that is contained immediately prior to the phrase "(h) such Inventory" in the definition of "Eligible Inventory" that is contained in Section 1.1 of the Loan Agreement, by deleting the period that is contained at the end of the definition of "Eligible Inventory," and by adding a new clause (i) to the end of the definition of "Eligible Inventory" that reads as follows:

                  ; and (i) such Inventory is not owned by Target Tire, until such time as Target Tire is joined to this Agreement pursuant to
            SECTION 9.10 hereof.

            (d) By deleting the word "and" that is contained immediately prior to the phrase "(q) such Receivable" in the definition of "Eligible Receivable" that is contained in Section 1.1 of the Loan Agreement, by deleting the period that is contained at the end of the definition of "Eligible Receivable," and by adding a new clause (r) to the end of the definition of "Eligible Receivable" that reads as follows:

                  ; and (r) such Receivable is not owned by Target Tire, until such time as Target Tire is joined to this Agreement pursuant to
            SECTION 9.10 hereof.

            (e) By deleting the definition of "Fixed Charge Coverage Ratio" that is contained in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

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                  "Fixed Charge Coverage Ratio" means, for any specified period, the ratio of (i) EBITDA of American Tire and its Consolidated Subsidiaries for such period MINUS cash taxes paid and Capital Expenditures (other than Financed Capex) made by American Tire and its Consolidated Subsidiaries determined on a consolidated basis during such period, PLUS, to the extent deducted in the computation of Net Income of American Tire and its Consolidated Subsidiaries for such period, the amount of any non-cash charges taken by American Tire and its Consolidated Subsidiaries during such period relating solely to unamortized financing costs incurred by them in connection with the Existing Loan Agreement to (ii) the sum of interest expense (excluding any adjustment to interest expense related to a change in fair value of any interest rate swap or similar derivative instrument), PLUS (without duplication) actual principal payments (whether scheduled, mandatory or voluntary) on Debt (other than (i) the Loans, including the Bridge Loan and (ii) Debt owing by Target Tire to Target Tire Lender including any Debt owing by American Tire to Target Tire Lender under a Guaranty by American Tire of Debt owing by Target Tire to Target Tire Lender), PLUS (without duplication) Restricted Payments of the type described in CLAUSE
            (a), (b) or (c) of the definition of such term, PLUS (without duplication) Restricted Distributions of the type described in CLAUSE (a) or (b) of such term, in each case of American Tire and its Consolidated Subsidiaries determined on a consolidated basis for the same period.

            (f) By adding the word "or" to the definition of "Termination Date" that is contained in Section 1.1 of the Loan Agreement, immediately following the phrase "February 15, 2008,".

            (g) By deleting Section 9.8(a) of the Loan Agreement and by substituting the following new Section 9.8(a) in lieu thereof:

                  (a) Use the proceeds of the Loans only for working capital and general business purposes of the Borrowers (and not for working capital and general business purposes of any Restricted Subsidiary), to the extent not prohibited by the terms of this Agreement, including payment of interest on the Senior Notes, payment of dividends and distributions on or with respect to, and redemptions of, the KS Preferred, Permitted Senior Note Repurchases, Permitted Vendor Note Payments and Permitted Acquisitions, in each case in accordance with the provisions of this Agreement, and

            (h) By adding the following new subsection (d) to Section 10.1 of the Loan Agreement that reads as follows:

                  (d) Financial Statements of Target Tire. Prior to the date on which Target Tire is joined to this Agreement pursuant to SECTION
            9.10 hereof, as soon as available after the end of each Fiscal Month, but in any

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            event within 30 days after the end of each Fiscal Month (or 45 days after the end of any such Fiscal Month that is the last Fiscal Month of a Fiscal Quarter), copies of the unaudited consolidated balance sheet of Target Tire and its Consolidated Subsidiaries as at the end of such Fiscal Month and the related unaudited consolidated statement of income and the related consolidated statement of cash flows for Target Tire and its Consolidated Subsidiaries for such Fiscal Month and for the portion of the Fiscal Year through such Fiscal Month, certified by a Financial Officer as presenting fairly the financial condition and results of operations of Target Tire (subject to normal year-end audit adjustments) for the applicable period(s); all such financial statements (i)to be complete and correct in all material respects and prepared in accordance with GAAP (except for the omission of notes and for the effect of normal year-end audit adjustments) applied consistently throughout the periods reflected therein and (ii) to be accompanied by a monthly and year-to-date comparison to Target Tire's prior Fiscal Year's performance.

            (i) By deleting the word "and" that is contained immediately prior to clause (g) of SECTION 11.9 of the Loan Agreement, by deleting the period that is contained at the end of clause (g) and by adding a new clause (h) to the end of SECTION 11.9 of the Loan Agreement that reads as follows:

                  , and (h) Liens in favor of (i) Target Tire Lender in all
            inventory, accounts receivable, intangibles and balances collateral of Target Tire pursuant to that certain Loan and Security Agreement dated November 1, 2001, between Target Tire and Target Tire Lender (as amended most recently by that certain Fifth Amendment to Loan and Security Agreement and Second Amendment to Master Note dated as of June 28, 2004), and (ii) Target Tire Vendors in such vendor's branded tire inventory (and the proceeds thereof) that is sold to Target Tire by such vendor, until such time as Target Tire is joined to this Agreement pursuant to SECTION 9.10 hereof, at which time the Liens in favor of Target Tire Lender and Target Tire Vendors shall no longer be permitted under this SECTION 11.9(h) (except that Liens in favor of a Target Tire Vendor may be permitted under SECTION 11.9(f) as Unsubordinated Vendor Liens and may be permitted as Subordinated Vendor Liens upon the execution by such Target Tire Vendor of a Vendor Lien Subordination Agreement).

            (j) By deleting Section 11.11 of the Loan Agreement and by substituting the following new Section 11.11 in lieu thereof:

                  Section 11.11 Commingling. Commingle or permit the commingling of Collateral or proceeds of Collateral with other property of or under the control of any of American Tire or any of its Subsidiaries that is not Collateral or proceeds thereof, including, without limitation,

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            property of a Restricted Subsidiary until such time as such
            Restricted Subsidiary is joined to this Agreement pursuant to
            SECTION 9.10 hereof.

            (k) By adding a new Section 12.1(p) to the Loan Agreement that reads as follows:

                  (p) any default or event of default shall occur under the
            revolving line of credit between Target Tire and Target Tire Lender.

            (l) By deleting Schedules 6.1 (a), 6.1(b), 6.1(c), 6.1(f), 6.1(p),
      6.1(t), 6.1(u), 6.1(v) and 6.1(dd) to the Loan Agreement and by substituting the new Schedules 6.1 (a), 6.1(b), 6.1(c), 6.1(f), 6.1(p), 6.1(t), 6.1(u), 6.1(v) and 6.1(dd) attached hereto in lieu thereof.

      3. AMENDMENTS TO LOAN AGREEMENT TO ADD $20,000,000 BRIDGE LOAN FACILITY FROM FLEET CAPITAL CORPORATION. The Loan Agreement is hereby amended as follows:

            (a) By adding the following new definitions to Section 1.1 of the Loan Agreement, in proper alphabetical sequence, that read as follows:

                  "Bridge Lender" means FCC.

                  "Bridge Loan" has the meaning specified in SECTION 2B.1.

                  "Bridge Loan Termination Date" means the earlier of: (i)
            February 28, 2005 (ii) the date on which Target Tire is joined to this Agreement pursuant to SECTION 9.10 hereof, or (iii) such date as all Secured Obligations have been irrevocably paid in full.

                  "Bridge Note" has the meaning specified in SECTION 2B.2.

                  "Second Amendment Closing Date" means September 1, 2004.

            (b) By deleting the definition of "Lender" that is contained in
      Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

                  "Lender" means at any time any financial institution party to this Agreement as a "Lender" at such time, including any such Person becoming a party hereto pursuant to the provisions of ARTICLE 13, and including Bridge Lender.

            (c) By deleting the definition of "Loan" that is contained in
      Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

                  "Loan" means any Revolving Credit Loan, Swingline Loan or the
            Bridge Loan, as well as all such loans collectively, as the context requires.

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            (d) By deleting the definitions of "Note" and "Notes" that are contained in Section 1.1 of the Loan Agreement and by substituting the following new definitions in lieu thereof:

                  "Note" means any of the Revolving Credit Notes, the Swingline
            Note, and the Bridge Note and "Notes" means more than one such Note.

            (e) By adding a new sentence to the end of the definition of Required Lenders that is contained in Section 1.1 of the Loan Agreement that reads as follows:

                  So long as the Bridge Loan is outstanding, for purposes of calculating the Commitment Percentages for the Lenders for the voting rights provisions set forth in SECTION 15.9, on any date of determination, (i) the Commitment Percentages for the Lenders shall be adjusted based upon the outstanding amount of the Bridge Loan on such date and the aggregate amount of the Commitments of Lenders (including the Bridge Loan outstanding) on such date, and (ii) FCC, in its capacities as a Lender and Bridge Lender, shall constitute only one Lender for purposes of this definition.

            (f) By deleting clause (a) of the definition of "Secured Obligations" that is contained in Section 1.1 of the Loan Agreement and by substituting the following new clause (a) in lieu thereof:

                  (a) the principal of and interest on the Loans, including the
            Bridge Loan,

            (g) By deleting the definition of "Secured Parties" that is contained in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

                  "Secured Parties" means each Agent, each Lender (including the
            Bridge Lender), the Bank and any Affiliate of the Bank or a Lender that is the obligee under any Banking Relationship Debt.

            (h) By adding a new Article 2B to the Loan Agreement, immediately following Article 2A of the Loan Agreement, that reads as follows:

                                   ARTICLE 2B

                              BRIDGE LOAN FACILITY

                  Section 2B.1 Bridge Loan. Subject to and upon the terms and conditions herein set forth, Bridge Lender agrees to make a secured bridge loan ("Bridge Loan) to Borrowers in the principal amount of $20,000,000. The Bridge Loan shall be funded by Bridge Lender on the Second Amendment Closing Date. The Bridge Loan shall be secured by the Collateral. Borrowers shall not be entitled to reborrow any amounts

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            repaid with respect to the Bridge Loan. The commitment of Bridge
            Lender to make the Bridge Loan shall expire on the Second Amendment Closing Date. The Bridge Loan shall initially be a Base Rate Loan but thereafter may be converted, in whole or in part, to a LIBOR Loan as provided herein.

                  Section 2B.2 Bridge Note. Borrowers shall execute and deliver to Bridge Lender, on the Second Amendment Closing Date, a promissory note substantially in the form of EXHIBIT A-3 attached hereto and made a part hereof ("Bridge Note") to evidence the Bridge Loan. The Bridge Note shall be dated the Second Amendment Closing Date and shall provide for payment of the Bridge Loan as specified in SECTIONS 2B.3 AND 4.1 (a) hereof.

                  Section 2B.3 Repayment of Bridge Loan. The outstanding
            principal amount of the Bridge Loan is due and payable, and shall be repaid by the Borrowers, as their joint and several obligation, in full, not later than the Bridge Loan Termination Date, together with accrued and unpaid interest thereon to such date. Borrowers may prepay the Bridge Loan in whole or in part at any time.

            (i) By adding the following new subsection (iv) to Section 4.1 (a) of the Loan Agreement, immediately following subsection (iii) of Section
      4.1 (a), that reads as follows:

                  (iv) Subject to the provisions of SECTION 4.1(c), Borrowers will pay interest in respect of all unpaid principal amounts outstanding with respect to the Bridge Loan from the date such principal amount is advanced until paid (whether at maturity, by reason of acceleration or otherwise) at a rate per annum equal to the applicable rate indicated below:

                        (a) for any part of the Bridge Loan made or outstanding
                  in whole or in part as a Base Rate Loan, 6.0% plus the Base Rate in effect from time to time; payable monthly in arrears as it accrues on each Interest Payment Date; the Base Rate on the date hereof is four and one-half percent (4.50%) and therefore, the interest rate applicable hereunder to any part of the Bridge Loan made or outstanding in whole or in part as a Base Rate Loan on the date hereof, expressed in simple interest terms, is ten and one-half percent (10.50%); or

                        (b) for any part of the Bridge Loan made or outstanding
                  in whole or in part as a Eurodollar Rate Loan, 7.50% plus the Eurodollar Rate for the applicable Interest Period selected by Borrowers in conformity with this Agreement; payable on the last day of such Interest Period and, if such

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                  Interest Period is longer than three months, at three-month intervals during such Interest Period.

            (j) By adding the following new Section 4.2(g) to the Loan Agreement, immediately following Section 4.2(f), that reads as follows:

                  (g) Bridge Loan Closing Fee. Borrowers shall pay to Bridge
            Lender a closing fee, in immediately available funds, pursuant to a separate fee letter among Borrowers and Bridge Lender, which fee shall be paid concurrently with the funding of the Bridge Loan hereunder.

            (k) By deleting Section 4.13(d) of the Loan Agreement and by substituting the following new Section 4.13(d) in lieu thereof:

                  (d) In no event shall there be (i) more than six Eurodollar
            Rate Loans outstanding as Revolving Credit Loans hereunder at any time, or (ii) more than two Eurodollar Rate Loans outstanding under the Bridge Loan hereunder at any time. For the purpose of this SUBSECTION (d), each Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

            (l) By deleting the first sentence of Section 4.16 of the Loan Agreement and by substituting the following new first sentence of
      Section 4.16 in lieu thereof:

                  All monies to be applied to the Secured Obligations, whether such monies represent voluntary payments by the Borrowers or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among the Administrative Agent and such of the Lenders and other holders of the Secured Obligations as are entitled thereto (and, with respect to monies allocated to the Lenders, on a Ratable basis unless otherwise provided in this SECTION 4.16): (i) first, to the Swingline Lender (or to any Lender to the extent such Lender has previously repaid such Loan) to pay principal and accrued interest on any portion of any Swingline Loan; (ii) second, to the Administrative Agent to pay the amount of expenses that have not been reimbursed to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iii) third, to the Administrative Agent to pay any indemnified amount that has not been paid to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iv) fourth, to the Administrative Agent to pay any fees due and payable to the Administrative Agent under this Agreement; (v) fifth, to the Lenders for any indemnified amount that they have paid to the Administrative Agent and for any expenses that they have reimbursed to the Administrative Agent; (vi) sixth, to the Lenders to pay any fees due and payable to the Lenders under this Agreement; (vii) seventh, in payment of the unpaid principal and accrued interest in respect of the Loans (other than the Bridge Loan) and any other Secured

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            Obligations (including Secured Obligations arising under Hedging
            Agreements but excluding any other Banking Relationship Debt, and excluding any Secured Obligations arising under the Bridge Loan) then outstanding and held by any Lender to be shared among the Lenders on a Ratable basis, or on such other basis as may be agreed upon in writing by all of the Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of the Borrowers); (viii) eighth, in payment of the unpaid principal and accrued interest in respect of the Bridge Loan plus any other Secured Obligations arising under the Bridge Loan; provided, however, that the Bridge Loan may be paid in full to the Bridge Lender on the Bridge Loan Termination Date (or upon a voluntary prepayment by Borrowers) so long as no Default or Event of Default exists or would result therefrom; and (ix) ninth, to any Banking Relationship Debt (other than Secured Obligations arising under Hedging Agreements or the Bridge Loan) on a pro rata basis.

            (m) By adding a new subsection (c) to Section 11.4 of the Loan Agreement that reads as follows:

                  (c) Notwithstanding any provision of this Agreement, in no event shall any Borrower make or acquire any investment in any Restricted Subsidiary so long as such Subsidiary is a Restricted Subsidiary.

            (n) By adding EXHIBIT A-3 (Bridge Note) attached hereto to the Loan Agreement as a new EXHIBIT A-3 to the Loan Agreement.

      4. DEFERRAL OF JOINDER OF TARGET TIRE, INC. Pursuant to a certain Consent Letter dated September 1, 2004 among Agents, Lenders and Borrowers, the Lenders have consented to the Acquisition by American Tire of all of the outstanding stock of Target Tire, Inc., a North Carolina corporation ("Target Tire"). Pursuant to Section 9.10 of the Loan Agreement, Administrative Agent is permitted to request the prompt joinder of any non-Borrower domestic Subsidiary as a Borrower under the Loan Agreement. On the date hereof, Administrative Agent and Lenders have agreed with Borrowers not to request that Target Tire be joined as a Borrower under the Loan Agreement; provided, however, that Administrative Agent, Lenders and Borrowers have agreed that Borrowers shall comply with the following conditions and that upon satisfaction of the following conditions, American Tire shall cause Target Tire immediately to be joined to the Loan Agreement in accordance with the provisions of Section 9.10 of the Loan
Agreement:

            (a) On or before November 1, 2004, all Liens of the Target Tire Vendors on the property of Target Tire shall either be (i) terminated,
      (ii) subordinated to the Liens of Administrative Agent in the Collateral by execution of a Vendor Lien Subordination Agreement, or (iii) Unsubordinated Vendor Liens pursuant to SECTION 11.9(f) of the Loan Agreement;

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            (b) On or before November 1, 2004, Administrative Agent or a representative of Administrative Agent shall have performed and completed, at the sole cost and expense of Borrowers, a satisfactory field examination of the assets of Target Tire;

            (c) On or before November 1, 2004, Borrowers shall have delivered to Administrative Agent and Lenders the complete and final summary due diligence report prepared in connection with the Acquisition of Target Tire;

            (d) On or before November 1, 2004, Borrowers shall have delivered to Administrative Agent and Lenders in writing an operating implementation plan regarding the Acquisition of Target Tire and the subsequent consolidation of Target Tire's warehouse locations into American Tire's warehouse locations;

            (e) On or before February 28, 2005, the Target Tire Lender shall have been paid in full, and the loan documents governing the loans made available to Target Tire from the Target Tire Lender shall have been terminated and all Liens granted in favor of Target Tire Lender by Target Tire shall have been released and terminated of record; and

            (f) On or before February 28, 2005, Borrowers shall have delivered a certificate to Administrative Agent and Lenders, in form and substance satisfactory in all respects to Administrative Agent and Lenders, certifying that the conditions set forth in Section 11.4(iv) through
      (viii) have been satisfied.

      5. ACKNOWLEDGMENT REGARDING ACQUISITIONS. Each Borrower acknowledges and stipulates that the Acquisitions of Texas Market Tire Holdings I, Inc. and Target Tire, Inc. during the first Loan Year exceed the permitted aggregate allowance of $35,000,000 for the Purchase Prices of Permitted Acquisitions under
Section 11.4(ii) of the Loan Agreement, and as a result thereof, Borrowers have no further ability to conduct Permitted Acquisitions during the first Loan Year. Each Borrower further acknowledges and stipulates that the aggregate amount of the Purchase Prices for the Acquisitions of Texas Market Tire Holdings I, Inc. and Target Tire, Inc. total $65,913,671.36 and such amount shall apply to the total aggregate amount of Purchase Prices of $75,000,000 permitted under Section 11.4(ii) of the Loan Agreement for Permitted Acquisitions.

      6. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Secured Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

      7. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Secured Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by each Borrower in favor of Administrative Agent, for the benefit of itself as Administrative Agent and the other Secured Parties, are duly perfected, first priority

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security interests and liens; and the unpaid principal amount of the Loans on and as of August 30, 2004, totaled $139,209,774.16.

      8. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof, and the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower.

      9. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

      10. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

      11. CONDITIONS PRECEDENT. The effectiveness of the amendments to the Loan Agreement contained in Sections 2 and 3 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent and Lenders, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

            (a) No Default or Event of Default shall exist;

            (b) Administrative Agent shall have received a duly executed original counterpart of this Amendment, together with (i) a certificate of resolutions from each Borrower authorizing this Amendment and the other documents referenced herein, in form and substance satisfactory in all respects to Administrative Agent and Lenders, and (ii) such additional documents, instruments and certificates as Administrative Agent and Lenders shall require in connection herewith;

            (c) Administrative Agent shall have received the duly executed Consent Letter dated September 1, 2004 from Borrowers (the "Consent Letter");

            (d) Bridge Lender shall have received a Bridge Note in the principal amount of $20,000,0000 in the form OF EXHIBIT A-3 attached hereto;

            (e) Administrative Agent shall have received a duly executed original counterpart of a Stock Pledge Agreement by American Tire and Administrative Agent, and an Irrevocable Stock Power and Assignment by American Tire, each in form and substance satisfactory in all respects to Administrative Agent and Lenders;

            (f) Administrative Agent shall have received from American Tire the original stock certificate representing 100% of the outstanding and issued equity interests of Target Tire, as pledged to Administrative Agent, for the benefit of itself and Lenders, pursuant to the Stock Pledge Agreement referenced in subsection (e) above;

            (g) Agent shall have received a duly executed original counterpart of a (i) Collateral Assignment of Rights and Sums Due Under Stock Purchase Agreement by American Tire and Administrative Agent, and (ii) Acknowledgment of Collateral Assignment of Rights and Sums Due Under Stock Purchase Agreement by Howard M. Stein and Leonard B. Stein; and

            (h) Borrowers shall have paid all fees and expenses set forth in
      SECTION 12 hereof and in the Consent Letter.

      12. EXPENSES OF AGENTS AND LENDERS. Borrowers jointly and severally agree to pay, ON DEMAND, all reasonable costs and expenses incurred by Agents and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agents' and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

      13. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agents and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

      14. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      15. No NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

      16. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      17. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

      18. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

      19. RELEASE OF CLAIMS. TO INDUCE AGENTS AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH AGENT

AND EACH LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF EACH AGENT AND EACH LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST ANY AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH BORROWER REPRESENTS AND WARRANTS TO AGENTS AND LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST ANY AGENT OR ANY LENDER.

      20. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                  [Remainder of Page Left Intentionally Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                   BORROWERS:

Attest:                            AMERICAN TIRE DISTRIBUTORS, INC.

/s/ J. Michael Gaither             By: /s/ Scott A. Deininger
--------------------------------       -----------------------------------------
J. MICHAEL GAITHER, Secretary          SCOTT A. DEININGER, Senior Vice President
                                       Finance and Administration and Treasurer

Attest:                            THE SPEED MERCHANT, INC.

/s/ J. Michael Gaither             By: /s/ Scott A. Deininger
--------------------------------       -----------------------------------------
J. MICHAEL GAITHER, Secretary          SCOTT A. DEININGER, Vice President and
                                       Treasurer

Attest:                            T.O. HAAS HOLDING CO., INC.

/s/ J. Michael Gaither             By: /s/ Scott A. Deininger
--------------------------------       -----------------------------------------
J. MICHAEL GAITHER, Secretary          SCOTT A. DEININGER, Vice President
                                       and Treasurer

Attest:                            T.O. HAAS TIRE COMPANY, INC.

/s/ J. Michael Gaither             By: /s/ Scott A. Deininger
--------------------------------       -----------------------------------------
 J. MICHAEL GAITHER, Secretary         SCOTT A. DEININGER, Vice President
                                       and Treasurer

Attest:                            TEXAS MARKET TIRE HOLDINGS I, INC.

/s/ J. Michael Gaither             By: /s/ Scott A. Deininger
--------------------------------       -----------------------------------------
J. MICHAEL GAITHER, Secretary          SCOTT A. DEININGER, Vice President
                                       and Treasurer

                    [Signatures continued on following page]

Signature Page - Second Amendment

Attest:                            TEXAS MARKET TIRE, INC.

/s/ J. Michael Gaither             By: /s/ Scott A. Deininger
--------------------------------       -----------------------------------------
J. MICHAEL GAITHER, Secretary          SCOTT A. DEININGER, Vice President and
                                       Treasurer

                                   AGENTS AND LENDERS:

                                   FLEET CAPITAL CORPORATION, as
                                   Administrative Agent and as a Lender

                                   By: /s/ Stephen Y. McGehee
                                       -----------------------------------------
                                       Name: STEPHEN Y. McGEHEE
                                       Title: SENIOR VICE PRESIDENT

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, as Syndication Agent and
                                   as a Lender

                                   By: /s/ Robert L. Dean
                                       -----------------------------------------
                                       Name: Robert L. Dean
                                       Title: Managing Director

                                   THE CIT GROUP/BUSINESS CREDIT,
                                   INC., as Documentation Agent and as a Lender

                                   By: /s/ John Thomas
                                       -----------------------------------------
                                       Name: JOHN THOMAS
                                       Title: Account Executive

                    [Signatures continued on following page]

Signature Page - Second Amendment

                                            STANDARD FEDERAL BANK NATIONAL
                                            ASSOCIATION, formerly known as
                                            Michigan National Bank, as
                                            successor in interest to
                                            Mellon Bank, N.A., as a Lender

                                            BY: LASALLE BUSINESS CREDIT, LLC,
                                                its agent

                                            By: /s/ Roger D. Attix
                                                --------------------------------
                                                Name: ROGER D. ATTIX
                                                Title:      VP

                                            TRANSAMERICA BUSINESS CAPITAL
                                            CORPORATION, as a Lender

                                            By: /s/ William R. Doolittle
                                                --------------------------------
                                                Name: William R. Doolittle
                                                Title: DULY AUTHORISED SIGNATORY

Signature Page - Second Amendment

                                   EXHIBIT A-3

                              FORM OF BRIDGE NOTE

$20,000,000.00

                                                               September 1, 2004

      FOR VALUE RECEIVED, the undersigned, AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation, THE SPEED MERCHANT, INC., a California corporation, T.O. HAAS HOLDING CO., INC., a Nebraska corporation, T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation, TEXAS MARKET TIRE HOLDINGS I, INC., a Texas corporation ("Holdings"), and TEXAS MARKET TIRE, INC., a Texas corporation doing business as Big State Tire Supply (collectively, the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of FLEET CAPITAL CORPORATION (the "Bridge Lender") at the offices of Fleet Capital Corporation, a Rhode Island corporation, as administrative and collateral agent for the Lenders (together with its successor agents, the "Administrative Agent") located at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, or at such other place within the United States as shall be designated from time to time by the Administrative Agent, on the Bridge Loan Termination Date, the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000), in lawful money of the United States of America in federal or other immediately available funds.

      The Borrowers also jointly and severally unconditionally promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date hereof until such principal amount is paid in full (whether upon maturity, by reason of acceleration or otherwise) at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or requires the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

      This Note is the Bridge Note referred to in the Third Amended and Restated Loan and Security Agreement dated as of March 19, 2004 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; unless otherwise defined herein, terms defined therein being used in this Note as therein defined), by and among the Borrowers, the Bridge Lender, the other financial institutions party thereto from time to time as "Lenders," and the Administrative Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

      Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrowers, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

      The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Bridge Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses actually incurred if collected by or through an attorney, whether or not suit is filed.

      THE PROVISIONS OF SECTION 15.17 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED HEREIN.

      THIS BRIDGE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

      IN WITNESS WHEREOF, the undersigned have executed this Bridge Note as of the day and year first above written.

                                  BORROWERS:

Attest:                           AMERICAN TIRE DISTRIBUTORS, INC.

-----------------------------     BY:
J. MICHAEL GAITHER, Secretary        -------------------------------------------
                                     SCOTT A. DEININGER, Senior Vice President
                                     Finance and Administration and Treasurer


Attest:                           THE SPEED MERCHANT, INC.

-----------------------------     BY:
J. MICHAEL GAITHER, Secretary        -------------------------------------------
                                     SCOTT A. DEININGER, Vice President and
                                     Treasurer

Attest:                           T.O. HAAS HOLDING CO., INC.

-----------------------------     BY:
J. MICHAEL GAITHER, Secretary        -------------------------------------------
                                     SCOTT A. DEININGER, Vice President and
                                     Treasurer

Attest:                           T.O. HAAS TIRE COMPANY, INC.

-----------------------------     BY:
J. MICHAEL GAITHER, Secretary        -------------------------------------------
                                     SCOTT A. DEININGER, Vice President and
                                     Treasurer

                    (Signatures continued on following page)

Attest:                            TEXAS MARKET TIRE HOLDINGS I, INC.

-----------------------------      By:
J. MICHAEL GAITHER, Secretary         -----------------------------------------
                                      SCOTT A. DEININGER, Vice President and
                                      Treasurer

Attest:                            TEXAS MARKET TIRE, INC.

-----------------------------      By:
J. MICHAEL GAITHER, Secretary         -----------------------------------------
                                      SCOTT A. DEININGER, Vice President and
                                      Treasurer

                                    SCHEDULES

                                 (See Attached)

                                 SCHEDULE 6.1(a)
                      JURISDICTIONS IN WHICH BORROWERS ARE
                        QUALIFIED AS FOREIGN CORPORATIONS

AMERICAN TIRE DISTRIBUTORS, INC., A DELAWARE CORPORATION

Alabama*                     Maine                    Oklahoma
Arizona*                     Maryland*                Oregon
Arkansas*                    Massachusetts            Pennsylvania*
California*                  Michigan                 Rhode Island
Colorado                     Minnesota                South Carolina*
Connecticut                  Mississippi*             South Dakota*
District of Columbia         Missouri*                Tennessee*
Florida*                     Montana                  Texas (Heafner Tire Group)
Georgia*                     Nebraska*                Utah
Idaho                        Nevada                   Vermont
Illinois                     New Jersey               Virginia*
Indiana                      New Mexico               Washington
Iowa*                        New York*                West Virginia*
Kansas*                      North Carolina*          Wisconsin
Kentucky                     North Dakota             Wyoming
Louisiana                    Ohio

               THE SPEED MERCHANT, INC., A CALIFORNIA CORPORATION*

Arizona**

               T.O. HAAS HOLDING CO., INC., A NEBRASKA CORPORATION

                 T.O. HAAS TIRE COMPANY, A NEBRASKA CORPORATION*

Missouri**

             TEXAS MARKET TIRE HOLDINGS I, INC., A TEXAS CORPORATION

                  TEXAS MARKET TIRE, INC., A TEXAS CORPORATION

New Mexico*                        Oklahoma*

                 TARGET TIRE, INC., A NORTH CAROLINA CORPORATION

South Carolina                     Georgia      Virginia
Tennessee

* denotes jurisdiction in which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

                                 SCHEDULE 6.1(b)
                                 CAPITALIZATION

A.    AMERICAN TIRE DISTRIBUTORS, INC.

      Authorized 50,000,000 shares of Class A Common Stock, par value $0.01 per share and 10,982,426 shares of Preferred Stock, par value $0.01 per share, issued and outstanding or reserved for issuance as follows (as of July 3, 2004).

Name                                           Type               Shares Issued   Shares Reserved
----                                           ----               -------------   ---------------
Charlesbank Equity Fund  IV, Limited        Class A Common          4,846,179                 0
Partnership
Charlesbank Coinvestment Partners, LLC      Class A Common              4,444                 0
Squam Lake Investors III, L.P.              Class A Common             92,222                 0
Sunapee Securities, Inc.                    Class A Common             18,889                 0
The 1818 Mezzanine Fund, L.P.               Warrants to acquire             0         1,034,000
                                            Class A Common
W.P. Carey                                  Warrants to acquire             0           153,597
                                            Class A Common
Management (as a group)                     Class A Common            150,183                 0
Management (as a group)                     Options to acquire              0         3,633,639
                                            Class A Common
Outside Directors                           Options to acquire                          100,000
                                            Class A Common
                           TOTALS:                                  5,111,917         4,921,236
                                                                   ----------         ---------

1818 Mezzanine Fund, L.P.                   Series C Preferred        500,001
                                            Stock
Charlesbank Equity Fund, IV, L.P.           Series C Preferred      3,500,001
                                            Stock
The 1818 Mezzanine Fund, L.P.               Series D Preferred      1,532,377
                                            Stock
Charlesbank Equity Fund IV, L.P.            Series D Preferred      8,097,520
                                            Stock
Charlesbank Equity Parallel Fund IV         Series D Preferred          2,695
                                            Stock
Charlesbank Coinvestment Partners, LLC      Series D Preferred          5,000
                                            Stock
                           TOTALS:                                 13,637,594
                                                                   ----------

KELLY-SPRINGFIELD TIRE                      Series A Preferred          5,500
     COMPANY                                Stock

KELLY-SPRINGFIELD TIRE                      Series B Preferred          4,500
     COMPANY                                Stock
                           TOTALS:                                     10,000
                                                                   ----------

*denotes jurisdiction in which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

B.    THE SPEED MERCHANT INC.

Authorized no shares of preferred stock and 1,000,000 shares of common stock, par value $.01, of which 14,118 are issued and outstanding and held by American Tire Distributors, Inc.

C.    T.O. HAAS HOLDING CO., INC.

Authorized no shares of preferred stock and 5,000,000 shares of common stock, $0.01 par value, of which 126,789 are issued and outstanding and held by American Tire Distributors, Inc.

D.    T.O. HAAS TIRE COMPANY, INC.

      Authorized 500 shares of common stock, $100.00 par value, of which 486 are issued and outstanding and held by T.O. Haas Holding Co., Inc.

      E.    TEXAS MARKET TIRE HOLDINGS, INC.

      Authorized 1,000,000 shares of common stock, $1.00 par value (500,000 Class A voting and 500,000 Class B nonvoting) of which 100 and 900, respectively, are issued and outstanding and held by American Tire Distributors, Inc.

      F.    TEXAS MARKET TIRE, INC.

      Authorized 1,000,000 shares of common stock, $1.00 par value of which 1000 are issued and outstanding and held by Texas Market Tire, Inc.

      G.    TARGET TIRE, INC.

      Authorized 100,000 shares of common stock, $1.00 par value of which 32,567 shares are issued and outstanding and held by American Tire Distributors, Inc.

*denotes jurisdiction in which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

                                 SCHEDULE 6.1(c)
                        SUBSIDIARIES; OWNERSHIP OF STOCK

                                       JURISDICTION OF
          NAME                          INCORPORATION                        IMMEDIATE PARENT
          ----                          -------------                        ----------------
The Speed Merchant, Inc.                California                  American Tire Distributors, Inc.
T.O. Haas Holding Co., Inc.             Nebraska                    American Tire Distributors, Inc.
T.O. Haas Tire Company, Inc.            Nebraska                    T.O. Haas Holding Co., Inc.
Texas Market Tire Holdings I, Inc.      Texas                       American Tire Distributors, Inc.
Texas Market Tire, Inc.                 Texas                       Texas Market Tire Holdings I, Inc.
Target Tire, Inc.                       North Carolina              American Tire Distributors, Inc.

      Each subsidiary is 100% owned by its immediate parent.

* denotes jurisdiction in -which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

                                 SCHEDULE 6.1(f)
                             BUSINESS OF BORROWERS

American Tire Distributors, Inc.,       Wholesale distribution of tires, wheels,
The Speed Merchant, Inc., T.O.          mechanical service equipment and
Haas Holding Company, Inc., T.O.        automotive parts and accessories.
Haas Tire Company, Inc., Texas          Development, sale and marketing of
Market Tire Holdings I, Inc.,           computer technology related to the sale
Texas Market Tire, Inc., Target         of tires, wheels, and other related
Tire, Inc.                              businesses

Other: Sale of tires, wheels, automotive parts and accessories through the Internet, and other e-commerce ventures related to the business described above

Heafner Worldwide                       Sale of tires, wheels, mechanical
                                        service equipment and automotive parts
                                        and accessories outside of the United
                                        States either on a direct export basis
                                        or through a domestic exporter.

* denotes jurisdiction in which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

                                 SCHEDULE 6.1(p)
                                     ERISA

American Tire Distributors, Inc. Deferred Compensation Program

American Tire Distributors, Inc Employee Welfare Benefit Plan

American Tire Distributors, Inc. Vacation and Sick Leave Plan for Western Division Employees

American Tire Distributors, Inc. Retirement Plan

Texas Market Tire, Inc. 401(k) Plan

Target Tire & Affiliates Profit-Sharing & 401(k) Plan

Target Tire Inc. Employee Benefit Plan

Target Tire & Automotive Corp. Flexible Benefits Plan

* denotes jurisdiction in which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

                                 SCHEDULE 6.1(t)
                      LOCATION OF OFFICES AND RECEIVABLES

American Tire Distributors, Inc.
12200 Herbert Wayne Court, Suite 150
P.O. Box 1345
Huntersville, NC 28070-3145

The Speed Merchant, Inc.
645 Dado Street
San Jose, CA 95131

T.O. Haas Tire Company
3800 NW 12th Street, Suite A
P.O. Box 85746
Lincoln, NE 68501

Texas Market Tire, Inc.
8308 Upland Avenue
Lubbock, TX 79424

Target Tire, Inc.
2221 Lejeune Boulevard
Jacksonville, NC 28546

* denotes jurisdiction in which borrower conducts business

** to be withdrawn as soon as practical after Effective Date

                                SCHEDULE 6.1(u)
                             LOCATION OF INVENTORY

         LOCATION                                        ADDRESS                                                   SQ FT
         --------                                        -------                                                   -----
Albuquerque, NM                 8225 Washington Street, NE, Suite 102, Albuquerque, New                            24,000
                                Mexico 87113
Amarillo, TX                    101 South Grand, Amarillo, Texas 79101-1604                                        30,000
Amarillo, TX                    617 E. 2nd Street, Amarillo, Texas 79101-1604                                      22,000
Asheville, NC*                  40 Dogwood Road, Asheville, NC 28806                                               26,250
Atlanta, GA                     2232 Mountain Industrial Blvd., Tucker, GA 30084                                  105,000
Atlanta, GA**                   3602 Browns Mill Road, Atlanta, GA 30354                                           50,000
Auburn, NY                      40 York Street, Auburn, NY 13021                                                   71,120
Augusta, GA                     2504 Deans Bridge Rd., Augusta, GA 30906                                           15,600
Baltimore, MD                   4625 Hollins Ferry Road, Halethorpe, MD 21227                                     150,403
Buffalo, NY                     491 Ontario Street, Buffalo, NY 14207                                              48,000
Burlington, NC                  3020 Tucker Street Extension, Burlington, NC 27215                                 80,000
Byron, GA                       102 Dunbar Rd., Byron, GA 31008                                                    50,000
Carrollton, TX                  1701 Vantage, Suite 102, Carrollton, Texas 75006                                   50,620
Carson, CA                      22411 S. Bonita Street, Carson, CA 90745                                           94,984
Charleston, SC                  7360 Spartan Blvd., Charleston, SC 29418                                           50,500
Charleston, SC**                311 Huger Street, Charleston, SC 29403                                             44,000
Charlotte, NC                   4301 Wilkinson Blvd., Charlotte, NC 28208                                         120,200
Charlotte, NC**                 929 Jay Street, Charlotte, NC 28208                                                80,000
Chula Vista, CA                 2400 Main Street, Chula Vista, CA 91911                                            81,330
Columbia, SC                    917 Rosewood Dr., Columbia, SC 29201                                               88,858
Columbia, SC**                  721 Vine Street, Columbia, SC 29201                                                64,875
Cullman, AL                     420 Industrial Park Road, Cullman, AL 35055                                       100,000
Des Moines, IA                  3915 Delaware Avenue, Suite #5, Des Moines, Iowa                                   76,530
Duncan, SC**                    1245 Woods Chapel Road, Duncan, SC 29334                                           60,000
Durham, NC**                    1400 East Greer Street, Durham, NC 27704                                           67,000
Fayetteville, NC                4208 Murchson Rd., Fayetteville, NC 28311                                          80,000
Florence, SC                    1611 Rangeway Drive, Florence, SC 29503                                            32,400
Fresno, CA                      3064 South Chestnut Avenue, Fresno, CA 93725                                       14,784
Ft. Myers, FL                   17550 East Street NE, Ft. Myers, FL 33917                                          30,000
Harrisonburg, VA                880 Acorn Drive, Harrisonburg, VA 22802                                            90,000
Jackson, MS                     926 I-20, Jackson, MS 39284                                                        30,000
Jacksonville, FL                243 N. Lane Ave., Jacksonville, FL 32254                                           85,600
Jacksonville, NC**              2221 Lejeune Blvd., Jacksonville, NC 08546                                         30,620
Johnson City, TN                410 Century Ct., Piney Flats, TN 37686                                             50,000
Knoxville, TN                   916 Callahan Drive, Knoxville, TN 37912                                            75,000
Knoxville, TN**                 601 East Jackson Avenue, Knoxville, TN                                             36,600
Landover, MD                    7100A Old Landover Road, Landover, MD 20785                                       106,500
Lincoln, ME                     1415 Commerce, Lincoln, NE 68521                                                  222,000
Lincoln, NE                     3541 NW 15th Street, Lincoln, NE 68501                                             27,500

-     * denotes facilities owned by American Tire Distributors

-     ** denotes Target Tire, Inc. facilities

Lincolnton, NC                  3099 Finger Mill Road, Lincolnton, NC 28092                                       170,000
Lincolnton, NC                  5134 Startown Road, Building #1, Lincolnton, NC 28092                              30,000
Little Rock, AR                 1305 North Hills Blvd., Ste. 114, N. Little Rock, AR 72114                         39,204
Louisville, KY                  8169 National Turnpike, Louisville, KY 40214                                       61,875
Lubbock, TX                     8308 Upland Avenue, Lubbock, Texas 79424-4718                                      88,000
Lynchburg, VA**                 1218 Park Avenue, Lynchburg, VA 24501                                              34,300
Mauldin, SC                     712 N. Main Street, Mauldin, SC 29662                                              84,700
McAllen, TX                     2900 West Business Hwy 83, McAllen, Texas 78501                                    30,000
Memphis, TN                     4370 Mendenhall Road, Memphis, TN 38141                                            62,447
Miami, FL                       16542 NW 54th Avenue, Hialeah, FL 33014                                            90,050
Mobile, AL                      5240 Willis Road, Theodore, AL 36582                                               60,000
Montgomery, AL                  2914 Day St., Montgomery, AL 36108                                                 60,000
Moorpark, CA                    5100 Commerce Avenue, Moorpark, CA 93021                                           76,130
N. Versailles, PA               611 E. Pittsburgh/McKeesport Blvd., N. Versailes, PA 15137                         30,000
Nashville, TN                   521 Harding Industrial Drive, Nashville, TN 37211                                 100,000
Norfolk, VA                     4554 Progress Rd., Norfolk, VA 23502                                               79,565
Oklahoma City, OK               408 S. Eagle Lane, Oklahoma City, Oklahoma 73128-4225                              23,000
Orlando, FL                     2216 Directors Row, Orlando, FL 32809                                             115,848
Pensacola, FL                  7502 Sears Blvd., Pensacola, FL 32514                                               40,500
Phoenix, AZ                     2001 South 15th Avenue, Phoenix, AZ 85007                                         125,643
Poca, WV                        5 Stone Street, Poca, WV 25159                                                     47,900
Raleigh, NC                     1615 Wolfpack Lane, Suite 121, Raleigh, NC 27609                                   51,802
Rancho Cucamonga, CA            11680 Dayton Drive, Rancho Cucamonga, CA 91730                                    143,468
Richmond, VA                    1806 Jefferson Davis Highway, Richmond, VA 23224                                   61,000
Richmond, VA**                  1200 Dinwiddie Street, Richmond, VA 23224                                          44,000
Roanoke, VA                     1634 Seibel Drive NE, Roanoke, VA 24013-6032                                       48,000
Rome, GA*                       332 Dodd Blvd, SE, Rome, GA 30161                                                  84,700
Rural Hall, NC                  250 Northstar Drive, Rural Hall, NC 27045                                         100,000
Sacramento, CA                  4631 Raley Boulevard, Sacramento, CA 95838                                        133,380
Salisbury, MD*                  530 Marvel Road, Salisbury, MD 21801                                               26,300
San Angelo, TX                  39 West Concho, San Angelo, Texas 76903                                             9,875
San Angelo, TX                  27 West Concho, San Angelo, Texas 76903                                             5,000
San Angelo, TX                  332 Pullin, San Angelo, Texas 76903                                                 5,000
San Jose, CA                    645 Dado Street, San Jose, CA 95131                                               103,350
San Marcos, TX                  2350 Clovis Barker Road, San Marcos, TX 78666                                      55,000
Savannah, GA                    1402 Mills B Lane Blvd., Savannah, GA 31405                                        60,500
Savannah, GA**                  25A Artley Road, Savannah, GA                                                       36000
Sioux Falls, SD                 611 North West Avenue, Sioux Falls, SD 57118                                       84,000
Springfield, MO                 2727 N. Oak Grove, Springfield, MO 65803                                           60,000
Tallahassee, FL*                2780 Hartsfield Road, Tallahassee, FL 32303                                        15,000
Tampa, FL                       1201-2 Old Hopewell Rd., Tampa, FL 33619                                           69,647
Texarkana, AR                   3921 West 19th Street, Texarkana, AR 71854                                         49,500
Tyler, TX                       3709 Shiloh Road, Tyler, Texas 75707-1913                                          25,000
West Palm Beach, FL             3300 Electronics Way, W. Palm Beach, FL 33407                                      50,000

-     * denotes facilities owned by American Tire Distributors

-     ** denotes Target Tire, Inc. facilities

Wilmington, NC                 2405 Wrightsville Ave., Wilmington, NC 28403                                   38,700
Wilson, NC                     2708 Commerce Road, Wilson, NC 27894                                           84,000
Wytheville, VA                 485 Stafford Umberger Dr., Wytheville, VA 24382                                36,550

-     * denotes facilities owned by American Tire Distributors

-     ** denotes Target Tire, Inc. facilities

                                 SCHEDULE 6.1(v)
                         CORPORATE AND FICTITIOUS NAMES

AMERICAN TIRE DISTRIBUTORS, INC. (INCLUDING PREDECESSOR ENTITIES)
Heafner Tire Group, Inc.
The J.H. Heafner Company, Inc.
Heafner-Itco
Heafner-Itco Tires & Products
Heafner Tire & Products
Heafner Worldwide
ITCO Logistics Corporation
ITCO Holding Company, Inc.
ITCO Tire Company
ITCO Tire Company of Georgia, Inc.
L&N Leasing Corporation
Doug Duggan, Inc.
Interstate Tire Company
Interstate Tire & Battery
Radial Tire Stores, Inc/
Town & County Tire Service, Inc.
AutoEdge
Winston Tire Company
Oliver & Winston, Inc.
Winston Tire
Winston Tires
California Tire Company
Cal Tire
California Tire Company LLC
California Tire Acquisition Company
Heafner Worldwide
Heafnet
Xpress Performance

THE SPEED MERCHANT, INC.
CPW
Competition Parts Warehouse
American Tire Distributors
Phoenix Racing, Inc.
The Speed Merchant of San Jose
Arthur Enterprises, Inc.
Main Auto
Wheel King
Economy Imports
Performance Leasing
Tire Outlet

-     * denotes facilities owned by American Tire Distributors

-     ** denotes Target Tire, Inc. facilities

Tires One
Parnelli Jones
Wheel Wizard

T.O. HAAS HOLDING CO., INC.
T.O. Haas Tire
Haas Tire

T.O. HAAS TIRE COMPANY, INC.
T.O. Haas Tire
Haas Tire

TEXAS MARKET TIRE HOLDINGS I, INC.

TEXAS MARKET TIRE, INC.
Big State Tire Supply
Big State
Shook Tire
Big State Wheel
ATD/Big State Tire Distributors

TARGET TIRE, INC.
Target Tire
Target Tire and Automotive Corporation

-     * denotes facilities owned by American Tire Distributors

-     ** denotes Target Tire, Inc. facilities

                                SCHEDULE 6.1(dd)
                                 REAL PROPERTY

                 Schedule 6.1(u) is incorporated by reference.

      -     * denotes facilities owned by American Tire Distributors

      -     ** denotes Target Tire, Inc. facilities